UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the “Act”)
February 10, 2006
(Date of earliest event reported)
GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-32158	33-0464753
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
200, 630 – 4th Avenue S.W.
Calgary, Alberta, Canada T2P 0J9
(Address of principal executive offices)
Telephone Number (403) 777-9250
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or address, if changed since last report)

Item 9.01.     Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
Not applicable
(b)	Pro forma financial information
Not applicable
(c)	Exhibits:
99.1	Press Release dated February 10, 2006
SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 10, 2006
GEOGLOBAL RESOURCES INC.
(Registrant)
/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO

EXHIBIT
Press release dated February 10, 2006
GEOGLOBAL TO TEST KG#17 WELL
Calgary, Alberta, Canada, February 10, 2006 — GeoGlobal Resources Inc. (Amex: GGR) reports that Gujarat State Petroleum Corporation (“GSPC”), the operator of the KG#17 well in the KG Block, has reached total depth of 5,601 meters (5,223 meters total vertical depth). A testing program is being designed based upon independent log analyses and hydrocarbon shows while drilling. The testing program is expected to commence by mid February 2006.
Drilling of the KG#17 well commenced on August 23, 2005 from the KG#8 well platform. The well was drilled directionally to a location 2.23 kilometers to the northeast of the KG#8 discovery, intended to delineate the extent of the reservoir section tested in KG#8 and to seek to prove additional reserves below the KG#8 drilled depth of 5,061 meters total vertical depth. At the end of October, an intermediate string of 9 5/8-inch casing was set and cemented to 4,040 meters. An 8 1/2-inch hole has been drilled from 4,040 meters to a total depth of 5,601 meters (5,223 meters total vertical depth), which is approximately 160 meters vertically deeper than the KG#8 was drilled. A complete suite of modern logs have been run and the well is cased with a 7-inch liner to total depth.
GeoGlobal further announces that it has been advised by Jean Paul Roy, President and CEO of GeoGlobal, that he has transferred 1,869,000 shares of GeoGlobal common stock to family members and friends. Following this transaction, Mr. Roy owns 32,131,000 shares or approximately 50.5% of the shares presently outstanding. The shares will be restricted in further transfer until February 10, 2007 and to the extent required under applicable US Securities laws.
GeoGlobal Resources Inc., headquartered in Calgary, Alberta, Canada, is a US publicly traded oil and gas company, which through its subsidiaries, is engaged primarily in the pursuit of petroleum and natural gas through exploration and development in India. Since inception, the Company’s efforts have been devoted to the pursuit of Production Sharing Contracts with the Government of India. Currently, the Company is focused on the development of high potential exploration targets in the Krishna Godavari, Cambay and the Deccan Syneclise basin areas.
Cautionary Statement to Investors
This press release contains statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of GeoGlobal Resources Inc., its directors, or its officers with respect to the oil and gas exploration, development and drilling activities being conducted and intended to be conducted and the outcome of those activities on the exploration blocks in which the Company has an interest. Statements regarding the work commitments to be fulfilled, the surveys to be conducted, and the results of fulfilling those work commitments, the outcome of drilling and testing of wells drilled on the exploration blocks and the timing of any commercial production that may be established are forward-looking statements. There can be no assurance as to the outcome of those surveys conducted, the exploratory drilling and the testing and evaluation that may be conducted on the wells drilled or as to the quantity of recoverable reserves that may exist in the areas of any wells drilled or when, if ever, that the Company may realize revenues from those wells. The Company’s forward-looking statements include the estimated cost and timing of its exploration activities, including the estimated costs of fulfilling its work commitments and any exploratory drilling conducted as a consequence of the outcome of the surveys conducted, the extent of activities conducted and the outcome of those activities. Investors are cautioned that any such forward-looking statements are not guarantees of the success of the Company’s oil and gas exploration, development and drilling activities or the commercial success of any of its wells and the wells the Company may drill involve risks and uncertainties. The Company’s actual results may differ materially from those projected in the forward-looking statements. There are numerous risks and uncertainties involved in the Company’s acquisition of unproved minority and majority interests in the exploration areas, including the possibilities that no discoveries of hydrocarbons are made on the exploration blocks or, if discovered, that such discoveries are determined not to be commercially productive. There can be no assurance that the Company’s drilling program will be successful or that the entire program on any exploration block will be drilled. There can be no assurance that the Company’s estimates as to the time to fulfill work commitments and complete drilling operations will be accurate. The blocks are a highly speculative exploration opportunities and pursuing the development of the exploration blocks involve material risks to the Company. The Company’s interests in its exploration blocks are participating interests and there can be no assurance that such funds as are required to meet the Company’s obligations under those agreements will be available to the Company in the amounts and when required. The Company’s failure to have such funds available at the times and in the amounts required could materially adversely affect the fulfillment of the Company’s business plans and its interest in those exploration blocks. Additional risks and uncertainties arise out of seeking to do business overseas in India where political and other world events may disrupt the Company’s plans and intentions. The presence of hydrocarbon reserves on adjacent or contiguous properties is no assurance or necessary or probable indication that hydrocarbons will be found in commercially marketable quantities on the exploration blocks in which the Company holds an interest. Additional important risk factors are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The filings may be viewed at http://www.sec.gov. and www.sedar.com.

For further information contact:
Allan J. Kent, Executive VP and CFO
Carla Boland, Investor Relations and Corporate Affairs
phone: 403-777-9253	email: info@geoglobal.com
fax: 403-777-9199	website: www.geoglobal.com